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                                                                    Exhibit 23.1



              CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
              ----------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-106083 and 333-59970), Form S-4
(No. 333-115069) and Form S-8 (Nos. 333-61323, 333-85659, 033-80729, 033-77670,
033-51864 and 333-62626) of Kimco Realty Corporation and Subsidiaries of our report dated March 2, 2004, except as to Note 7, which is dated as of November 16, 2004, relating to the consolidated financial statements, which appears in this Current Report on Form 8-K.




/s/ PricewaterhouseCoopers LLP


New York, New York
November 19, 2004







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